Financial Instruments-risk management	12 Months Ended
Dec. 31, 2017
Disclosure Of Financial Instruments-risk management [Abstract]
Disclosure of financial risk management [text block]
Note 3	Financial Instruments-risk management

The Group is exposed through its operations to the following financial risks:

•	Currency risk
•	Price risk
•	Credit risk – concentration
•	Funding and liquidity risk
•	Interest rate risk
•	Capital risk management

The policy for managing these risks is set by the Board of Directors. Certain risks are managed centrally, while others are managed locally following guidelines communicated from the corporate department. The policy for each of the above risks is described in more detail below.

Currency risk

In Argentina, Colombia, Chile and Peru the functional currency is the US Dollar. The fluctuation of the local currencies of these countries against the US Dollar does not impact the loans, costs and revenue held in US Dollars; but it does impact the balances denominated in local currencies. Such is the case of the prepaid taxes.

In Chile, Colombia and Argentina subsidiaries most of the balances are denominated in US Dollars, and since it is the functional currency of the subsidiaries, there is no exposure to currency fluctuation except from receivables or payables originated in local currency mainly corresponding to VAT.

The Group minimises the local currency positions in Argentina, Colombia and Chile by seeking to equilibrate local and foreign currency assets and liabilities. However, tax receivables (VAT) seldom match with local currency liabilities. Therefore the Group maintains a net exposure to them.

Most of the Group's assets held in those countries are associated with oil and gas productive assets. Those assets, even in the local markets, are generally settled in US Dollar equivalents.

During 2017, the Argentine Peso devaluated by 17% (22% and 52% in 2016 and 2015) against the US Dollar, the Chilean Peso revaluated by 8% (revaluated by 6% in 2016 and devaluated by 16% in 2015) and the Colombian Peso revaluated by 1% (revaluated by 5% in 2016 and devaluated by 32% in 2015).

If the Argentine Peso, the Chilean Peso and the Colombian Peso had each devaluated an additional 10% against the US dollar, with all other variables held constant, post-tax loss for the year would have been higher by US$ 1,538,000 (US$ 2,683,400 in 2016 and US$ 1,003,300 in 2015).

In Brazil, the functional currency is the local currency, which is the Brazilian Real. The fluctuation of the US Dollars against the Brazilian Real does not impact the loans, costs and revenues held in Brazilian Real; but it does impact the balances denominated in US Dollars. Such is the case of the Itaú, which was fully repaid in September 2017, and intercompany loans. Most of the balances are denominated in Brazilian Real, and since it is the functional currency of the Brazilian subsidiary, there is no exposure to currency fluctuation except from the intercompany loan and the Itaú loan described in Note 27. The exchange loss generated by the Brazilian subsidiary during 2017 amounted to US$  1,274,000 (gain of US$ 14,542,000 in 2016 and loss of US$  35,605,000 in 2015).

During 2017, the Brazilian Real devaluated by 2% against the US Dollar (revaluated by 17% in 2016 and devaluated by 47% in 2015, respectively). If the Brazilian Real had devaluated 10% against the US dollar, with all other variables held constant, post-tax loss for the year would have been higher by US$ 3,100,000 (US$ 5,300,000 in 2016 and US$ 7,400,000 in 2015).

As of 31 December 2017, the balances denominated in the Peruvian local currency (Peruvian Soles) are not material.

As currency rate changes between the US Dollar and the local currencies, the Group recognises gains and losses in the Consolidated Statement of Income.

Price risk

The price realised for the oil produced by the Group is linked to US dollar denominated crude oil international benchmarks. The market price of these commodities is subject to significant volatility and has historically fluctuated widely in response to relatively minor changes in the global supply and demand for oil and natural gas, geopolitical landscape, economic conditions and a variety of additional factors.

In Colombia, the realised oil price is linked to the Vasconia crude reference price, a marker broadly used in the Llanos basin, adjusted for certain marketing and quality discounts based on, among other things, API, viscosity, sulphur content, water content, delivery point and transport costs.

In Chile, the oil price is based on Dated Brent minus certain marketing and quality discounts such as, API, sulphur content and others.

GeoPark has signed a long-term Gas Supply Contract with Methanex in Chile. The price of the gas sold under this contract is determined by a formula that considers a basket of international methanol prices, including US Gulf methanol spot barge prices, methanol spot Rotterdam prices and spot prices in Asia.

In Brazil, prices for gas produced in the Manati Field are based on a long-term off-take contract with Petrobras. The price of gas sold under this contract is denominated in Brazilian Real and is adjusted annually for inflation pursuant to the Brazilian General Market Price Index (Indice Geral de Preços do Mercado), or IGPM.

If oil and methanol prices had fallen by 10% compared to actual prices during the year, with all other variables held constant, considering the impact of the derivative contracts in place, post-tax loss for the year would have been higher by US$ 10,423,000 (US$ 23,655,000 in 2016 and US$ 23,940,000 in 2015).

As of October 2016, GeoPark considered it was appropriate to manage part of the exposure to crude oil price volatility using derivatives. The Group considers these derivative contracts to be an effective manner of properly managing commodity price risk. The price risk management activities mainly employ combinations of options and key parameters are based on forecasted production and budget price levels. GeoPark has also obtained credit lines from industry leading counterparties to minimize the potential cash exposure of the derivative contracts (see Note 8).

Credit risk – concentration

The Group’s credit risk relates mainly to accounts receivable where the credit risks correspond to the recognised values. There is not considered to be any significant risk in respect of the Group’s major customers and hedging counterparties.

In Colombia, during 2017, the Colombian subsidiary made 99% of the oil sales to Trafigura (one of the world’s leading independent commodity trading and logistics houses), with Trafigura accounting for 79% of consolidated revenues for the same period.

All the oil produced in Chile as well as the gas produced by TdF Blocks (5% of total revenue, 10% in 2016 and 15% in 2015) is sold to ENAP, the State owned oil and gas company. In Chile, most of gas production is sold to the local subsidiary of Methanex, a Canadian public company (5% of consolidated revenue, 9% in 2016 and 7% in 2015).

In Brazil, all the hydrocarbons from Manati Field are sold to Petrobras, the State owned company, which is the operator of the Manati Field (10% of the consolidated revenue, 15% in 2016 and 2015).

The forementioned companies all have good credit standing and despite the concentration of the credit risk, the Directors do not consider there to be a significant collection risk.

In 2016 and 2017, the Group executed oil prices hedges via over-the-counter derivatives. Should oil prices drop, the Group could stand to collect from its counterparties under the derivative contracts. The Group’s hedging counterparties are leading financial institutions and trading companies, therefore the Directors do not consider there to be a significant collection risk.

See disclosure in Notes 8 and 25.

Funding and Liquidity risk

In the past, the Group was able to raise capital through different sources of funding including equity, strategic partnerships and financial debt. During 2017, the Group placed US$ 425,000,000 notes (see Note 27).

The Group is positioned at the end of 2017 with a cash balance of US$ 134,755,000 and over 99% of its total indebtedness maturing in 2024. In addition, the Group has a large portfolio of attractive and largely discretional projects - both oil and gas - in multiple countries with over 31,000 boepd in production at year end. This scale and positioning permit the Group to protect its financial condition and selectively allocate capital to the optimal projects subject to prevailing macroeconomic conditions.

The indenture governing the Company Notes 2024 includes incurrence test covenants related to the compliance with certain thresholds of Net Debt to Adjusted EBITDA ratio and Adjusted EBITDA to Interest ratio. Failure to comply with the incurrence test covenants does not trigger an event of default. However, this situation may limit the Group’s capacity to incur additional indebtedness, as specified in the indenture governing the Notes. As of the date of these Consolidated Financial Statements, the Group is in compliance with all the indenture’s provisions and covenants.

The most significant funding transactions executed in 2017, 2016 and 2015 include:

On September 2017, the Group successfully placed US$ 425,000,000 notes. These Notes carry a coupon of 6.50% per annum and their final maturity will be 21 September 2024. The net proceeds from the Notes were used by the Group to fully repay the 7.50% senior secured notes due 2020 and for general corporate purposes, including capital expenditures and repay other existing indebtedness.

On December 2015, the Group announced the execution of an offtake and prepayment agreement with Trafigura, one of its customers. The prepayment agreement provided GeoPark with access to up to US$  100,000,000 in the form of prepaid future oil sales. The availability period for the prepayment agreement expired on 30 September 2017. Funds committed by Trafigura are being repaid by the Group through future oil deliveries over 2.5 years with a six-month grace period. As of the date of these Consolidated Financial Statements, outstanding balances related to the prepayment agreement amount to US$ 10,000,000.

Interest rate risk

The Group’s interest rate risk arises from long-term borrowings issued at variable rates, which expose the Group to cash flow to interest rate risk.

The Group does not face interest rate risk on its US$ 425,000,000 Notes which carry a fixed rate coupon of 6.50% per annum. As a consequence, the accruals and interest payment are no substantially affected to the market interest rate changes.

The Group analyses its interest rate exposure on a dynamic basis. Various scenarios are simulated taking into consideration refinancing, renewal of existing positions, alternative financing and hedging. Based on these scenarios, the Group calculates the impact on profit and loss of a defined interest rate shift. For each simulation, the same interest rate shift is used for all currencies. The scenarios are run only for liabilities that represent the major interest-bearing positions.

At 31 December 2017, the Group has no exposure to fluctuations in the interest rate, since its long-term borrowings were issued at fixed rate. At 31 December 2016 and 2015, if 1% had been added to interest rates on currency-denominated borrowings with all other variables held constant, post tax loss for the year would have been US$ 467,000 and US$ 507,000 higher, respectively.

Capital risk management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

Consistent with others in the industry, the Group monitors capital on the basis of the gearing ratio. This ratio is calculated as net debt divided by total capital. Net debt is calculated as total borrowings (including ‘current and non-current borrowings’ as shown in the consolidated balance sheet) less cash and cash equivalents. Total capital is calculated as ‘equity’ as shown in the consolidated balance sheet plus net debt.

The Group’s strategy is to keep the gearing ratio within a 30% to 45% range, in normal market conditions. Due to the market conditions prevailing during 2017 and 2016 and the growing strategy of the Group, the gearing ratio at year end is above such range.

The gearing ratios at 31 December 2017 and 2016 were as follows:

Amounts in US$ '000	2017	2016
Net Debt	291,449	285,109
Total Equity	126,840	141,593
Total Capital	418,289	426,702
Gearing Ratio	70%	67%